UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement
Pursuant
to Section 14(a) of
the
Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under Rule 14a-12
ALEXANDER’S, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the
Registrant
)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) below per Exchange Act Rules 14a-6(i)(1) and 0-11.

ALEXANDER’S, INC.

Notice of

Annual Meeting

of Stockholders

and

Proxy Statement

2 0 2 6

ALEXANDER’S, INC.

210 Route 4 East

Paramus, New Jersey 07652

Notice of Annual Meeting of Stockholders

to Be Held on May 21, 2026

To our Stockholders:

The 2026 Annual Meeting of Stockholders of Alexander’s, Inc., a Delaware corporation (the “Company” or “Alexander’s”), will be held virtually via the Internet, on Thursday, May 21, 2026, beginning at 10:00 A.M., New York City time, for the following purposes:

(1) To elect three persons to the Board of Directors of the Company. Each person elected will serve for a term of three years and until his or her respective successor is duly elected and qualified.

(2) To consider and vote upon the Company’s 2026 Omnibus Stock Plan.

(3) To consider and act upon a non-binding, advisory vote on the executive compensation paid to our named executive officers (“say-on-pay proposal”).

(4) To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year.

(5) To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Directors of the Company has fixed the close of business on March 23, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

To participate in the virtual 2026 Annual Meeting you will need to access www.virtualshareholdermeeting.com/ALX2026 and enter the 16-digit control number found on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. There is no physical location for the Annual Meeting. We encourage you to allow ample time for online check-in, which will begin at 9:45 A.M. New York City time. Additional details regarding how to participate in the Annual Meeting can be accessed at the Company’s website, www.alx-inc.com or at www.proxyvote.com. For further information on how to participate in the meeting please see “How do you attend, vote and ask questions during the meeting?” in the accompanying proxy statement.

Please review the accompanying proxy statement and proxy card or voting instruction form. Whether or not you plan to attend the meeting, it is important that your shares be represented and voted. You may authorize your proxy through the Internet or by touch-tone telephone as described on the proxy card or voting instruction form. Alternatively, you may sign the proxy card or voting instruction form and return it in accordance with the instructions included with the proxy card or voting instruction form. You may revoke your proxy by (1) timely executing and submitting a later-dated proxy card or voting instruction form, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of proxy to our Secretary at our office located at 888 Seventh Avenue, New York, New York 10019, or (4) attending the virtual Annual Meeting and voting via the Internet (but your participation in the virtual Annual Meeting will not automatically revoke your proxy unless you validly vote again during the virtual Annual Meeting). To be effective, later-dated proxy cards, voting instruction forms, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 20, 2026.

By Order of the Board of Directors,

Steven J. Borenstein

Secretary

April 7, 2026

ALEXANDER’S, INC.

210 Route 4 East

Paramus, New Jersey 07652

PROXY STATEMENT

Annual Meeting of Stockholders

to Be Held on May 21, 2026

The accompanying proxy is being solicited by the Board of Directors (the “Board”) of Alexander’s, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), for use at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Annual Meeting will be held on Thursday, May 21, 2026, beginning at 10:00 A.M. New York City time, virtually via the Internet, through a live audio webcast at www.virtualshareholdermeeting.com/ALX2026. Our principal executive office is located at 210 Route 4 East, Paramus, New Jersey 07652. Our proxy materials, including this Proxy Statement, the Notice of Annual Meeting of Stockholders, the proxy card or voting instruction card and our 2025 Annual Report, are being distributed and made available on or about April 7, 2026.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials and our annual report to our stockholders on the Internet. Accordingly, a notice of Internet availability of proxy materials will be mailed on or about April 7, 2026 to our stockholders of record as of the close of business on March 23, 2026. Stockholders will have the ability to (1) access the proxy materials, free of charge, on a website referred to in the notice or (2) request a printed set of the proxy materials be sent to them, by following the instructions in the notice. You will need your 16-digit control number that is included with the notice mailed on or about April 7, 2026 to vote your shares. If you have not received a copy of this notice, please contact our investor relations department at 201-587-8541 or send an e-mail to alx_investor@vno.com. If you wish to receive a hard copy of these materials, you may request them at www.proxyvote.com or by dialing 1-800-579-1639 and following the instructions at that website or phone number.

How do you vote?

You may vote via the Internet at the Annual Meeting or you may authorize a proxy via the Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) or by executing and returning a proxy card or voting instruction form. Once you authorize a proxy, you may revoke that proxy by (1) timely executing and submitting a later-dated proxy card or voting instruction form, (2) subsequently authorizing a proxy via the Internet or telephone, (3) timely sending a written revocation of proxy to our Secretary at our office located at 888 Seventh Avenue, New York, New York 10019, or (4) attending the virtual Annual Meeting and voting via the Internet (but your participation in the virtual Annual Meeting will not automatically revoke your proxy unless you validly vote again during the virtual Annual Meeting). To be effective, later-dated proxy cards, voting instruction forms, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 20, 2026.

If you hold your common stock in “street name” (that is, through a bank, broker or other nominee), your nominee will not vote your shares unless you provide instructions to your nominee on how to vote your shares. You should instruct your nominee how to vote your shares by following the directions provided by your nominee.

We will pay the cost of soliciting proxies. We have hired MacKenzie Partners, Inc. to solicit proxies at a fee not to exceed $6,500. In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals, and we may reimburse them for their expenses in so doing. If you hold your common stock in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee, which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

Who is entitled to vote?

Only stockholders of record as of the close of business on March 23, 2026 are entitled to notice of, and to vote at, the Annual Meeting. We refer to this date as the “record date.” On that date, 5,107,290 shares of common stock, par value $1.00 per share (“Shares”), were outstanding. Holders of Shares as of the record date are entitled to one vote per share on each matter properly presented at the Annual Meeting.

How do you attend, vote and ask questions during the meeting?

This year’s Annual Meeting will be a virtual meeting of stockholders conducted via live audio webcast. To be admitted to the Annual Meeting, you must have been a stockholder at the close of business on the record date of March 23, 2026 or be the legal proxy holder or qualified representative of such stockholder. The virtual meeting will afford stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting, which will be available at www.virtualshareholdermeeting.com/ALX2026 during the Annual Meeting.

To attend the virtual meeting, please visit www.virtualshareholdermeeting.com/ALX2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the virtual Annual Meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 P.M. New York City time on May 8, 2026 in order to allow enough time to register such person to attend the virtual meeting.

If you have not voted your shares prior to the Annual Meeting or you wish to change your vote, you will be able to vote or re-vote your shares electronically during the Annual Meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in this Proxy Statement.

If you wish to submit a question, you may do so live during the meeting by accessing the meeting at www.virtualshareholdermeeting.com/ALX2026.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If any questions pertinent to meeting matters cannot be answered during the meeting due to time constraints, we will post and answer a representative set of these questions online at www.alx-inc.com. The questions and answers will be available as soon as reasonably practicable after the meeting and will remain available until one week after posting.

If you have any technical difficulties or any questions regarding the virtual meeting website, our platform provider will be ready to assist you. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, www.alx-inc.com, including information on when the meeting will be reconvened.

How will your votes be counted?

The presence, in person or by proxy, of the holders of record of a majority of the Shares issued and outstanding as of the close of business on the record date, and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. Any proxy, properly executed and submitted, will be voted as directed and, if no direction is given, will be voted as recommended by the Board of Directors in this Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the meeting. The election of each of our nominees for director requires a plurality of the votes cast at the Annual Meeting. The approval of the 2026 Omnibus Stock Plan, the non-binding advisory vote on the say-on-pay proposal and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm requires a majority of the votes cast at the Annual Meeting. Any proxy marked “withhold authority” or an abstention, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the vote on the election of directors, the approval of the 2026 Omnibus Stock Plan, the non-binding advisory vote on the say-on-pay proposal or the ratification of the appointment of our independent registered public accounting firm.

Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under the listing rules of the New York Stock Exchange (“NYSE”), your bank or broker is only permitted to exercise voting discretion on routine matters. Accordingly, your bank or broker may vote shares held in beneficial name only with respect to ratifying the appointment of Deloitte & Touche LLP as our independent registered accounting firm for the current year but may not vote on any other matter to be voted at the Annual Meeting. Accordingly, a broker non-vote will count for purposes of determining a quorum, but will have no effect on the result of the vote on the election of directors, the approval of the 2026 Omnibus Stock Plan or the non-binding advisory vote on the say-on-pay proposal.

It is the Company’s understanding that Interstate Properties (“Interstate”), a New Jersey general partnership (an owner of shopping centers and an investor in securities and partnerships), Interstate’s general partners, and Vornado Realty Trust (“Vornado”), who, as of March 23, 2026, own, in the aggregate, approximately 58% of the outstanding Shares, will vote (1) for the approval of the election of the nominees listed in this Proxy Statement for directors, (2) for the approval of the 2026 Omnibus Stock Plan, (3) for the advisory vote on the say-on-pay proposal and (4) for the ratification of the appointment of the Company’s independent registered public accounting firm, and, therefore, it is likely that these matters will be approved.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently has seven members. Our Bylaws provide that our directors are divided into three classes, as nearly equal in number as reasonably possible, as determined by the Board. One class of directors is elected at each annual meeting to hold office for a term of three years (until the applicable Annual Meeting of Stockholders in that third year) and until their respective successors have been duly elected and qualified.

Unless otherwise directed in the proxy, each of the persons named in the attached proxy will vote such proxy for the election of the three nominees listed below as Class II directors. If any nominee at the time of election is unavailable to serve, it is intended that each of the persons named in the proxy will vote for an alternative nominee who will be nominated by the Board. Alternatively, the Board may reduce the size of the Board and the number of nominees. Proxies may be voted only for the nominees named or such alternates. We do not currently anticipate that any nominee for directors will be unable to serve as a director if elected.

The Board of Directors recommends that stockholders vote “FOR” approval of the election of the nominees listed below to serve as Class II directors until 2029 and until their respective successors have been duly elected and qualified.

Under our Bylaws, the affirmative vote of a plurality of votes cast at the Annual Meeting and entitled to vote for the election of directors, if a quorum is present, is sufficient to elect a director. Proxies marked “withhold authority,” abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum but will have no effect on the result of the vote.

The following table sets forth the nominees (all of whom are presently members of the Board) and other present members of the Board who will continue on the Board following the Annual Meeting, together with a brief biography for each such person and the year in which the person became a director of the Company.

Name	Age	Principal Occupation and, if Applicable, Present Position with the Company	Year Term Will Expire	Year First Appointed or Elected as Director

Nominees for Election to Serve until the Annual Meeting in 2029 (CLASS II)

Thomas R. DiBenedetto	76	President of Boston International Group, Inc. (an investment management firm) since 1983; President of Junction Investors Ltd. (an investment management firm) since 1992; Chairman of the Board of Jefferson Waterman International (a business intelligence firm) since 1997; Managing Director of Olympic Partners (a real estate investment firm) since 1984	2029	1984

Mandakini Puri	66	Independent Consultant and Private investor; a trustee of Vornado since 2016 and Chair of its Audit Committee and a member of its Corporate Governance and Nominating Committee; a trustee of First Eagle Real Estate Debt Fund since 2025; a trustee of First Eagle Tactical Municipal Opportunities Fund since 2025; a trustee of First Eagle Completion Fund Trust since 2025; a trustee of First Eagle Mutual Funds since 2023 and a member of its Audit Committee; a trustee of First Eagle Credit Opportunities Fund since 2023	2029	2020

Russell B. Wight, Jr.	86	A general partner of Interstate since 1968; a trustee of Vornado since 1979	2029	1995

Present Directors Elected to Serve until the Annual Meeting in 2027 (CLASS III)

David M. Mandelbaum	90	A member of the law firm of Mandelbaum & Mandelbaum, P.C. since 1960; a general partner of Interstate since 1968; a trustee of Vornado since 1979	2027	1995

Arthur I. Sonnenblick	94	Formerly a Senior Managing Director of Cushman & Wakefield Sonnenblick Goldman (a real estate firm) or a predecessor company from January 1996 to December 2012	2027	1984

Present Directors Elected to Serve until the Annual Meeting in 2028 (CLASS I)

Steven Roth	84	Chief Executive Officer of the Company since March 1995; Chairman of the Board of Directors of the Company since May 2004; Chairman of the Board of Vornado since 1989, its Chief Executive Officer since April 2013 and from 1989 to 2009; a trustee of Vornado since 1979; Managing General Partner of Interstate; a trustee of Urban Edge Properties (a real estate investment trust) from January 2015 to May 2023	2028	1989

Wendy A. Silverstein	65	Co-Chief Executive Officer of StacomSilverstein since February 2025; Founder of Gapview Ventures since January 2023; Co-Founder of Silver Eagle Advisory Group from September 2020 to December 2022; Chief Investment Officer—Real Estate for WeWork Companies, Inc. from August 2018 until September 2019; Chief Executive Officer of New York REIT, Inc. from March 2017 until July 2018; a Director of TPG RE Finance Trust, Inc. (a publicly-traded real estate company) since 2017 and a member of its Audit, Nominating and Corporate Governance and Compensation Committees (Chair); Consultant to Winthrop REIT Advisors LLC from 2016 until March 2017; Executive Vice President and Co-Head of Capital Markets and Acquisitions of Vornado from April 1998 until April 2015	2028	2015

We are not aware of any family relationships among any directors or executive officers of the Company or persons nominated or chosen by the Company to become directors or executive officers.

For information about other relationships among directors or our executive officers, please see “Certain Relationships and Related Transactions.”

Corporate Governance

Our Shares are listed for trading with the NYSE and we are subject to the NYSE’s Corporate Governance Standards. However, because more than 50% of our Shares are owned by a “group” consisting of Interstate and Vornado, as well as Interstate’s general partners, the Company is a “controlled” company and therefore is exempt from some of the NYSE Corporate Governance Standards. In the Company’s case, this means, among other things, that we are not required to have a nominating committee or, even though our Compensation Committee and Board meets these requirements, that we have a fully independent Compensation Committee or that a majority of directors be independent under the NYSE rules.

The Board has determined that Messrs. DiBenedetto and Mandelbaum, Mses. Puri and Silverstein and Messrs. Sonnenblick and Wight are independent for the purposes of the NYSE Corporate Governance Standards. Accordingly, six out of seven of our directors are independent. The Board reached this conclusion after considering all applicable relationships between or among such directors and the Company or management of the Company. These relationships are described in the section of this Proxy Statement entitled “Certain Relationships and Related Transactions.” The Board further determined that such directors meet all of the “bright-line” requirements of the NYSE Corporate Governance Standards as well as the categorical standards adopted by the Board in our Corporate Governance Guidelines.

As part of its commitment to good corporate governance, the Board of Directors has adopted the following committee charters and policies:

•	Audit Committee Charter

•	Compensation Committee Charter

•	Corporate Governance Guidelines

•	Code of Business Conduct and Ethics

We have made available on our website (www.alx-inc.com/corporate-governance/governance-overview) copies of these charters, guidelines and policies. We will post any future changes to these charters, guidelines or policies to our website and may not otherwise publicly file such changes. Our regular filings with the SEC and our directors’ and executive officers’ filings under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are also available on our website. In addition, copies of these charters, guidelines and policies are available free of charge from the Company upon written request. Requests should be sent to our investor relations department at our principal executive office.

The Code of Business Conduct and Ethics applies to all of our directors, executives and other employees.

While the Company does not have a formal policy against hedging, all executives, as executives of Vornado, are subject to the anti-hedging policy of Vornado which covers hedging their ownership in Shares, including by trading in options, puts, calls, or other derivative instruments related to Shares, which also applies to the securities of the Company.

Committees of the Board of Directors

The Board has an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee.

The Board held five meetings during 2025. Each director attended at least 75% of the meetings of the Board and all committees on which he or she served during 2025.

In addition to full meetings of the Board, non-management, independent directors met five times in sessions without members of management present. During these meetings, the independent directors selected their own presiding member.

Audit Committee

The Audit Committee, which held four meetings during 2025, consisted of three members: Ms. Puri (as its Chair), Ms. Silverstein and Mr. DiBenedetto. The Board has determined that these directors are independent for the purposes of the NYSE Corporate Governance Standards, that they meet the additional requirements of independence for serving on the Audit Committee in accordance with the rules and regulations promulgated by the SEC and that they meet the financial literacy standards of the NYSE.

In addition, at all times at least one member of the Audit Committee has met the NYSE standards for financial management expertise. The Board has determined that each of Ms. Puri and Ms. Silverstein is qualified to serve as an “audit committee financial expert,” as defined by SEC Regulation S-K, and thus has at least one such individual serving on its Audit Committee. The Board reached this conclusion based on his or her relevant experience, as described above under “Proposal 1: Election of Directors.”

The Audit Committee’s purposes are to: (i) assist the Board in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in the Company’s annual Proxy Statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements prior to the filing of each Annual Report on Form 10-K, reviews of our quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q, annually auditing the effectiveness of our internal control over financial reporting, and other procedures. The Board has adopted a written Audit Committee Charter.

Persons interested in contacting our Audit Committee members with regard to accounting, auditing or financial concerns will find information on how to do so on our website (www.alx-inc.com). This means of contact should not be used for solicitations or communications with us of a general nature.

Compensation Committee

The Compensation Committee is responsible for establishing the terms of the compensation of executive officers. During 2025, the Compensation Committee consisted of two independent members, Ms. Silverstein, as Chair, and Mr. DiBenedetto. The Compensation Committee met one time during 2025.

From time to time, the Compensation Committee consults with one or more executive compensation experts. No compensation consultants were engaged by the Compensation Committee or the Company during 2025.

Selection of Directors

The Board is responsible for selecting the nominees for election to our Board. The members of the Board may, in their discretion, work or otherwise consult with members of management of the Company in selecting nominees. The Board evaluates nominees, including stockholder nominees (see “Advance Notice for Stockholder Nominations and Stockholder Proposals”), by considering, among others, the criteria set out in the Company’s Corporate Governance Guidelines. Our Board believes that our current leadership structure is appropriate.

Criteria

In considering whether to recommend any candidate for election or re-election as a director, including candidates recommended by stockholders, the Board will apply the criteria set forth in our Corporate Governance Guidelines and considers criteria including:

•	personal abilities and skills;

•	personal qualities and characteristics, accomplishments and reputation in the business community;

•	current knowledge and understanding of our industry, other industries relevant to our business and the communities in which we do business;

•	ability and willingness to commit adequate time to Board and committee matters;

•	the fit of the individual’s skills with those of other directors in building a Board that is effective and responsive to the needs of the Company; and

•	diversity of viewpoints and experience.

Accordingly, in consideration with many other factors, the Board selects nominees with a broad diversity of abilities, experience, professions, skills and backgrounds. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of members of our Board of Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

We believe our current nominees for the Board of Directors and the other members of our Board collectively have the abilities, skills and experience to create a board that is well-suited to oversee the management of our Company. Each member has the integrity, business judgment and commitment to our Board and our stockholders that comprise essential characteristics for a director of Alexander’s. Our directors also bring to the Board highly developed skills in diverse areas such as finance and investing, accounting, law and the operation of real estate companies and are recognized leaders in their respective fields. In addition, members of the Board have diverse views and experiences that strengthen their ability to guide our Company. All of our directors have extensive experience serving on the boards, and/or being at the most senior management level of other public or private organizations. More specifically, each of our longer-serving directors has extensive experience in the real estate industry generally, and with Alexander’s specifically, and is skilled in the investment in and operation of real estate or real estate companies. Mses. Puri and Silverstein each has extensive experience in financial and accounting oversight. Messrs. DiBenedetto, Roth and Sonnenblick and Ms. Silverstein each has experience leading other companies. Messrs. DiBenedetto, Mandelbaum, Roth, Sonnenblick and Wight and Ms. Silverstein each has extensive real estate experience. Mr. Mandelbaum has extensive legal experience. Messrs. DiBenedetto and Roth and Mses. Puri and Silverstein each has extensive capital markets experience. Our Board greatly benefits from this robust and diverse set of abilities, skills and experience. For more details concerning the experience of the members of our Board of Directors, please refer to the biographies of the members that are set forth above under “Proposal 1: Election of Directors.”

Leadership Structure

Currently, our Chairman of the Board, Steven Roth, also serves as our Chief Executive Officer. While our Board has determined that a majority of its members are independent for purposes of the listed company standards under the rules and regulations of the NYSE, we do not have an independent lead director. Our Board has determined that this leadership structure is appropriate in light of the circumstances affecting the Company, including its current activities and business strategy. Accordingly, the Board believes it has the best individual serving both roles.

The Board’s Role in Risk Oversight

While risk management is primarily the responsibility of the Company’s senior management team, the Board of Directors is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level. The Board’s role in the Company’s risk oversight process includes regularly receiving reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, cybersecurity, environmental, governance and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization or in connection with other management-prepared assessments of risk to enable it to understand our risk identification, risk management and risk mitigation strategies. By “risk owner,” we mean that person or group of persons who is or are primarily responsible for overseeing a particular risk. As part of its charter, the Audit Committee discusses our policies with respect to risk assessment and risk management and reports to the full Board its conclusions as a partial basis for further discussion by the full Board. This enables the Board and the applicable committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. The Compensation Committee reviews our compensation program to ensure that it is not reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by our employees.

Attendance at Annual Meetings of Stockholders

All of our directors attended our virtual 2025 Annual Meeting of Stockholders. We do not have a policy with regard to directors’ attendance at Annual Meetings of Stockholders.

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Persons wishing to contact the independent members of the Board should call (866) 233-4238. A recording of each phone call will be forwarded to one independent member of the Board who sits on the Audit Committee as well as to members of management who may respond to any such call if a return number is provided. This means of contact should not be used for solicitations or communications with us of a general nature. Information on how to contact us generally is available on our website (www.alx-inc.com).

PRINCIPAL SECURITY HOLDERS

The following table sets forth the number of Shares beneficially owned, as of March 23, 2026, by (i) each person known by us to be the beneficial owner of more than 5% of the Shares in the Company based solely on our review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act, (ii) directors of the Company and nominees, (iii) named executive officers of the Company and (iv) the directors, nominees and executive officers of the Company as a group.

Name of Beneficial Owner	Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of All Shares (1)(2)

Named Executive Officers, Directors and Nominees

Steven Roth(3)	(4)	669,978	13.11%

Russell B. Wight, Jr.(3)(5)	(4)	960,324	18.79%

David Mandelbaum(3)	(4)	714,539	13.98%

Arthur I. Sonnenblick	(4)	3,825	*

Thomas R. DiBenedetto	(4)	3,756	*

Wendy A. Silverstein	(4)	3,509	*

Mandakini Puri	(4)	2,967	*

Gary Hansen	(4)	—	*

All executive officers, directors and nominees as a group (eight persons)	(4)	1,352,806	26.36%

Other Beneficial Owners

Vornado Realty Trust(6)	(4)	1,654,068	32.23%

Interstate Properties(3)(6)	(4)	503,046	9.85%

*	Less than 1%.

(1)

Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares. Numbers and percentages in the table are based on 5,107,290 Shares outstanding as of March 23, 2026. Shares owned by each of Messrs. Roth, Wight, Mandelbaum and Sonnenblick include 3,756 Deferred Stock Units (as defined below) that were granted to each of them in their capacity as directors. All shares owned by Mr. DiBenedetto and Mses. Puri and Silverstein represent Deferred Stock Units that were granted to each of them in their capacity as directors. Shares owned by all executive officers and directors as a group, include an aggregate of 28,666 Deferred Stock Units. “Deferred Stock Units” are equity-based units that are fully vested on the date of grant and represent the right to receive Shares on a one-for-one basis; however, the Deferred Stock Units may not be settled into Shares or transferred until the departure of the applicable director from our Board or until a later date selected by the director. Dividends are payable on Deferred Stock Units.

(2)

The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days of March 23, 2026, pursuant to the conversion (upon departure from the Board of Directors or until a later date selected by the director) of Deferred Stock Units, are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(3)

Interstate, a partnership of which Messrs. Roth, Wight and Mandelbaum are the general partners, owns 503,046 Shares. These Shares are included in the number of Shares and the percentage of all Shares of Interstate, Messrs. Roth, Wight and Mandelbaum. These persons share investment power and voting power with respect to these Shares.

(4)	The address of such person(s) is c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey 07652.

(5)	Does not include 2,773 Shares owned by Mr. Wight’s children or 500 Shares owned by Mr. Wight’s spouse. Mr. Wight disclaims any beneficial interest in these Shares.

(6)

Interstate owns approximately 2% of the common shares of beneficial interest of Vornado. Interstate and its three general partners (Messrs. Roth, Mandelbaum and Wight, who are all directors of the Company and trustees of Vornado) own, in the aggregate, approximately 7% of the common shares of beneficial interest of Vornado. Interstate, its three general partners and Vornado own, in the aggregate, approximately 58% of the outstanding Shares of the Company. See “Certain Relationships and Related Transactions.”

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee is responsible for decisions concerning the performance and compensation of our executive officers and administering our equity-based plans. As of December 31, 2025 and as of the date of this Proxy Statement, our executive officers are Steven Roth, Chief Executive Officer and Gary Hansen, Chief Financial Officer (such persons being our “named executive officers” for 2025).

Overview of Compensation Philosophy and Program

We are managed by, and our properties are leased and developed by, Vornado, pursuant to agreements, which expire in March of each year, and are automatically renewable. We do not pay cash compensation to any of Vornado’s executive officers for services rendered. In lieu of cash compensation or other benefits and to align their interests with those of our stockholders, our Board has historically determined to compensate our named executive officers for their services to us only with equity-based compensation although we have not made any such awards in several years. As of the date of this Proxy Statement, there are no equity-based awards outstanding under the Alexander’s, Inc. 2016 Omnibus Stock Plan (the “Plan”) that have been granted to our named executive officers (other than Mr. Roth in his capacity as a director).

Cash Compensation

Neither of our named executive officers receive a salary or bonus or is otherwise compensated by the Company except Mr. Roth in his capacity as a director.

Equity Compensation

We adopted the Plan in 2016 with the approval of our stockholders. Under the Plan, the Compensation Committee has the authority to grant to members of our management or Board stock options, stock appreciation rights, performance share awards, restricted share awards, restricted stock units (including Deferred Stock Units) and other equity-based compensation. In 2025, no equity-based compensation awards were granted to our named executive officers (other than Mr. Roth in his capacity as a director). As of the date of this Proxy Statement, there are no equity-based awards outstanding under the Plan that have been granted to our named executive officers (other than Mr. Roth in his capacity as a director).

The Compensation Committee has the authority to approve and grant equity-based awards, including options and stock appreciation rights, but does not grant equity-based awards with any regularity or pursuant to a specific schedule, other than with respect to directors, which grants are generally made on the date of our annual meeting. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of the grant of equity-based awards to directors, including options and stock appreciation rights, and the timing of the release of material nonpublic information is not based on affecting the value of executive compensation

To the extent that equity-based awards are granted, grants are effective as of the date of approval by our Compensation Committee at the average of the high and low price of our Shares on the New York Stock Exchange on that date. The Company accounts for all stock-based compensation in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718—Stock Compensation (“FASB ASC Topic 718”).

Role of Compensation Consultants

From time to time, we and the Compensation Committee consult with one or more executive compensation experts, and consider the compensation levels of other companies in our industry and other industries that compete for the same talent. No compensation consultants were engaged by the Compensation Committee or the Company in 2025.

Employment Agreements, Change of Control and Severance Arrangements

There are no employment contracts or severance or change of control arrangements with any of our named executive officers.

Stock Ownership Guidelines

We have not established any policy regarding security ownership by management. In accordance with federal securities law, we prohibit short sales by our officers of our equity securities.

Role of Executive Officers in Compensation Decisions

Our named executive officers do not play a role in evaluating or determining executive compensation programs or levels. The Compensation Committee makes the final determination of our executive officers’ compensation.

Non-binding Advisory Vote and Frequency of Non-binding Advisory Vote on Executive Compensation

At our 2023 Annual Meeting of Stockholders, our stockholders (i) voted to hold non-binding advisory votes on executive compensation every three years and (ii) approved our non-binding advisory proposal on executive compensation by the affirmative vote of approximately 87% of the shares cast on the proposal. The Compensation Committee believes that this result affirms our stockholders’ support of the Company’s approach to executive compensation. The Compensation Committee will continue to consider the level of stockholder approval to the Company’s advisory proposal on executive compensation when making future compensation decisions for our executive officers. In accordance with the requirements of Section 14A of the Exchange Act, as described in this Proxy Statement, the Company is providing its stockholders the opportunity to cast a non-binding advisory vote on executive compensation at this Annual Meeting.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”) provides that, in general, publicly traded companies may not deduct, in any taxable year, compensation in excess of $1,000,000 paid to such companies’ current and former executive officers (the “covered employees”). Accordingly, generally compensation in excess of $1,000,000 paid to our covered current and former executive officers will not be deductible by us. While we and the Compensation Committee consider the limitations of Section 162(m) to the extent practicable in designing and implementing our compensation programs, the Compensation Committee will exercise its business judgment and continue to maintain flexibility in compensating executive officers in a manner designed to promote the goals of the Company and its stockholders, recognizing that compensation paid under such programs may not be deductible under Section 162(m).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors of Alexander’s, Inc. (the “Company”) has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

The Compensation Committee of the Board

of Directors:

WENDY SILVERSTEIN

THOMAS R. DIBENEDETTO

EXECUTIVE COMPENSATION

Except for fees and equity awards received by Mr. Roth in his capacity as a director of the Company, the Company’s Chief Executive Officer and Chief Financial Officer (such persons being all of the Company’s executive officers during 2025) have not received compensation from, or on behalf of, the Company for services rendered as part of their duties as executives in 2025, 2024 and 2023.

The following table sets forth the compensation earned by the Company’s Chief Executive Officer and Chief Financial Officer for 2025, 2024 and 2023 (the “Covered Executives”). Biographical information for our current Chief Executive Officer and Chief Financial Officer is available in Part III to our Annual Report on Form 10-K for the year ended 2025, as filed with the SEC.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Equity Awards ($)(1)	All Other Compensation($)(2)	Total ($)(3)

Steven Roth Chairman, Chief Executive Officer (Principal Executive Officer)	2025 2024 2023	— — —	56,250 56,250 56,250	139,494 133,167 125,913	195,744 189,417 182,163

Gary Hansen Chief Financial Officer (Principal Financial Officer)	2025 2024 2023	— — —	— — —	— — —	— — —

(1)

The amounts presented in this column represent the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted for service as a member of the Company’s Board of Directors. The grant date fair value is the amount expensed in our consolidated financial statements. These amounts differ from the market value of the awards, which are based on the market price of our Shares on the date of grant, due to restrictions on transferability of the awards. For additional information, refer to footnote 8 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC.

(2)

Amounts in this column reflect the annual retainers paid for service as a member of the Company’s Board of Directors ($75,000) and dividends paid on Deferred Stock Units. See “Compensation of Directors” for further details of this amount.

(3)	Fees and dividends paid and awards granted to Mr. Roth are also reflected in the Compensation of Directors table.

Grants of Plan-Based Awards in 2025

In 2025 there were no grants of plan-based awards to our Covered Executives, except for awards granted to Mr. Roth in his capacity as a director.

On May 22, 2025, each of our directors, including Mr. Roth, was granted 346 Deferred Stock Units. The Deferred Stock Units fully vested on the date of grant and represent the right to receive Shares on a one-for-one basis; however, the Deferred Stock Units may not be settled in Shares or transferred until the departure of the applicable director from our Board or until a later date selected by the director. Dividends are payable on Deferred Stock Units.

The following table lists all grants of plan-based awards to the Covered Executives (in Mr. Roth’s capacity as a director) made in 2025 and their grant date fair value.

Name	Grant Date	All Other Share/Unit Awards: Number of Deferred Stock Units (#)	Grant Date Fair Value of Awards ($)(1)

Steven Roth	5/22/2025	346	56,250

Gary Hansen	—	—	—

(1)

The amount presented in this column represents the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718). The grant date fair value is the amount expensed in our consolidated financial statements. These amounts differ from the market value of the awards, which are based on the market price of our Shares on the date of grant, due to restrictions on transferability of the awards. For additional information, refer to footnote 8 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC.

Outstanding Equity Awards at 2025 Year-End

As of December 31, 2025 and as of the date of this Proxy Statement, our Covered Executives had no outstanding equity-based awards that had not vested as of such date. See “Non-Qualified Deferred Compensation” for information on the outstanding vested awards granted to Mr. Roth in his capacity as a director.

Option Exercises and Stock Vested at 2025 Year-End

During the year ending December 31, 2025, our Covered Executives had no stock options or held any other equity that vested other than Deferred Stock Units awarded to Mr. Roth in his capacity as a director that were fully vested upon grant.

Name	Grant Date	Number of Shares of Stock that have Vested (#)	Aggregate Dollar Value of Shares of Stock that Have Vested ($)(1)(2)

Steven Roth	5/22/2025	346	75,034

Gary Hansen	—	—	—

(1)	The entire vested amount has been deferred in the form of Deferred Stock Units as described in this Proxy Statement.
(2)	The value represents the market value of vested Shares on the date of grant.

Pension Benefits

As of December 31, 2025 and as of the date of this Proxy Statement, the Company offered no plan that provides for payment of pension benefits to any Covered Executives.

Non-Qualified Deferred Compensation

The following table summarizes the contributions, earnings, withdrawals and balance for the Covered Executives for and as of the year ended December 31, 2025 in their capacity as directors:

Name	Type of Deferred Compensation Plan	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(2)	Aggregate Withdrawals / Distributions	Aggregate Balance at 12/31/25 ($)(3)

Steven Roth	Deferred Stock Units	75,034	62,905	—	857,863

Gary Hansen	—	—	—	—	—

(1)

Amounts in this column represent the market value of equity awards on the date of grant that were granted for service as a member of the Company’s Board of Directors. These amounts differ from the grant date fair value of the awards of $56,250 (calculated pursuant to FASB ASC Topic 718), which is impacted by restrictions on transferability of the award. The grant date fair value of the awards is reported in the Summary Compensation and Director Compensation tables.

(2)	The amount in this column primarily represents the increase in the market value of Deferred Stock Units outstanding through December 31, 2025.
(3)	Amounts in this column represent the market value of Deferred Stock Units outstanding. Dividends are payable on Deferred Stock Units.

Potential Payments Upon Termination or Change in Control

Our named executive officers were not entitled to any payments or benefits upon a termination or in connection with a change in control of the Company, other than Deferred Stock Units, which are convertible into Shares upon a director’s departure from our Board.

Compensation and Risk

The Compensation Committee is of the opinion that our compensation program is not reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by our employees.

Equity Compensation Plan Information

The following table summarizes the status of the Company’s equity compensation plan as of December 31, 2025.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	28,666	N/A	477,121

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	28,666	—	477,121

Pay Ratio Disclosure Rule

In August 2015, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd – Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Roth. Pursuant to SEC rules, we identified a “Median Employee” and compared such employee’s total compensation to that of Mr. Roth. As of December 31, 2025, the Company employed 103 persons. The applicable information is set forth below:

Median Employee total annual compensation	$80,313

PEO total annual compensation	$195,744

Ratio of PEO to Median Employee compensation	2.4:1.0

In determining the Median Employee, a listing was prepared of all employees as of December 31, 2025. Wages and salaries were annualized for those employees that were not employed for the full year of 2025. The Median Employee was selected from the annualized list.

Compensation of Directors

The Company’s directors receive the following compensation: (1) an annual cash retainer of $75,000; (2) an annual equity grant having a market value equal to approximately $75,000 on the date of grant (without regard to the impact of transfer restrictions); (3) an annual cash retainer for the Chair of the Audit Committee of $15,000; (4) an annual cash retainer for each member of the Audit Committee (other than the Chair) of $10,000; (5) an annual cash retainer for the Chair of the Compensation Committee of $10,000; (6) an annual cash retainer for a member of the Compensation Committee of $5,000; and (7) a meeting fee for each Board or committee meeting of $1,000 (excluding Steven Roth). The annual equity grant is in the form of Deferred Stock Units. In 2025, each Director received 346 Deferred Stock Units. Deferred Stock Units vest on the date of grant and represent the right to receive Shares on a one-for-one basis, but may not be settled in Shares or transferred until the departure of the applicable director from our Board or until a later date selected by the director. Dividends are payable on Deferred Stock Units. The following table sets forth the compensation for the members of the Company’s Board of Directors for 2025.

Name	Fees Earned or Paid in Cash ($)	Equity Awards ($) (1)	All Other Compensation ($)(2)	Fees Earned or Paid in Cash and Total Compensation ($)(3)

Steven Roth	75,000	56,250	64,494	195,744

Thomas R. DiBenedetto	100,000	56,250	64,494	220,744

David Mandelbaum	80,000	56,250	64,494	200,744

Mandakini Puri	99,000	56,250	50,292	205,542

Wendy A. Silverstein	105,000	56,250	60,048	221,298

Arthur I. Sonnenblick	80,000	56,250	64,494	200,744

Russell B. Wight, Jr.	79,000	56,250	64,494	199,744

(1)

The amounts presented in this column represent the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted in 2025. The grant date fair value is the amount expensed in our consolidated financial statements. These amounts differ from that set forth in the introductory paragraph above, which is based on the market price of our Shares on the date of grant, due to restrictions on transferability of the awards. For additional information, refer to footnote 8 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC. For information concerning the aggregate equity awarded to our Directors under our 2016 Omnibus Stock Plan, please see Note 1 to the Principal Security Holders’ Table.

(2)	The amounts presented in this column represent the dividends paid on Deferred Stock Units.

(3)	Fees and dividends paid and awards granted to Mr. Roth are also reflected in the Summary Compensation Table.

Compensation Committee Interlocks and Insider Participation

The Company has a Compensation Committee consisting of Ms. Silverstein and Mr. DiBenedetto. There are no interlocking relationships involving the Company’s Board, which require disclosure under the executive compensation rules of the SEC.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
the following information is provided about the relationship between compensation actually paid (as defined by SEC rules) to our named executive officers and certain financial performance of the company.

Year	Summary Compensation Table Total for PEO ($) (a)	Compensation Actually Paid to PEO ($) (b)	Average Summary Compensation Table Total for Non-PEO NEOs (c)	Average Compensation Actually Paid to Non-PEO NEOs (c)	Value of Initial Fixed $100 Investment Based On:		Net Income ($) (f)
					Total Shareholder Return (TSR) ($) (d)	Peer Group Total Shareholder Return ($) (e)

2025	195,744	195,744	—	—	107.11	126.71	28,224,000

2024	189,417	189,417	—	—	88.53	117.56	43,444,000

2023	182,163	182,163	—	—	87.19	112.04	102,413,000

2022	175,188	175,188	—	—	81.74	100.62	57,632,000

2021	169,698	169,698	—	—	89.92	134.06	132,930,000

(a)	Reflects compensation amounts reported in the “Summary Compensation Table” for our Chief Executive Officer, Steven Roth, for the respective years shown.

(b)
In accordance with Item 402(v), there was no additional compensation amounts paid to our Chief Executive Officer, Steven Roth for the respective time periods other than what is noted in column b (“Summary Compensation Table Total for PEO”) and there are no adjustments that are applicable to the Summary Compensation Table Total for PEO in order to calculate compensation actually paid as all stock awards made to Mr. Roth were fully vested at grant (and, accordingly, the grant date fair value of the awards used for purposes of the Summary Compensation Table is the same grant date fair value as is used for purposes of calculating compensation actually paid).

(c)
Reflects compensation amounts reported in the “Summary Compensation Table” and paid to Gary Hansen, Chief Financial Officer, since November 2, 2021 and Matthew Iocco, previous Chief Financial Officer, for the remaining time period. There was no compensation paid to
Non-PEO
NEOs for the last five fiscal years.

(d)
Represents the cumulative total shareholder return of Alexander’s, Inc. for the respective measurement period, calculated based on a fixed investment of $100 measured from the market close on December 31, 2020 (the last trading day of 2020) through and including the end of the fiscal year for each fiscal year reported in the table.

(e)
Represents the cumulative total shareholder return of the National Association of Real Estate Investment Trusts (“NAREIT”) All Equity Index (which we also use for purposes of the stock performance graph required by Item 201(k) of Regulation
S-K)
for the respective measurement period.

(f)	Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K.
In determining compensation actually paid for 2025, we did not consider any financial performance measures due to the fact the Company’s PEO’s sole compensation relates to compensation received in his capacity as a director which is based on market rates for board of director fees, taking into account the value of a director’s time. Accordingly, we have not included a tabular list of our most important financial performance measures to determine Fiscal 2025 compensation actually paid pursuant to Item 402(v) of Regulation
S-K
and we have not included a “company selected measure” (CSM) column in the table above.

Table of Contents
Relationship between Pay and Performance
Below are graphs showing the relationship of “compensation actually paid” to Steven Roth, Chairman of the Board and Chief Executive Officer, in 2021, 2022, 2023, 2024 and 2025 to (1) Total Shareholder Return (“TSR”) of both Alexander’s, Inc. and NAREIT
All-Equity
Index and (2) Alexander’s, Inc.’s Net Income.
Compensation Actually Paid vs. Alexander’s, Inc. and Peer Group TSR

Compensation Actually Paid vs. Alexander's, Inc. and Peer Group TSR
Compensation Actually Paid
$190,000
$180,000
$170,000
$160,000
TSR (Value Fixed $100 Investment)
$140
$120
$100
$80
2021
2022
2023
2024
2025
Compensation Actually Paid
NAREIT All-Equity Index TSR
Alexander's, Inc. TSR

Compensation Actually Paid vs. Alexander’s, Inc. Net Income

Compensation Actually Paid vs. Alexander's, Inc. Net Income
$240,000
$180,000
$120,000
$60,000
$—
Alexander's, Inc. Net Income (in thousands)
Compensation Actually Paid
2021
2022
2023
2024
2025
Compensation Actually Paid
Alexander's, Inc. Net Income

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions

We review all relationships and transactions in which the Company and our significant stockholders, directors and our executive officers or their respective immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Company’s legal and financial staff are primarily responsible for the development and implementation of processes and controls to obtain information from our significant stockholders, directors and our executive officers with respect to related-person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our Proxy Statement. In addition, our Audit Committee reviews and approves or ratifies any related-person transaction that is required to be disclosed. The Audit Committee, in the course of its review of a disclosable related-party transaction, considers: (1) the nature of the related person’s interest in the transaction; (2) the material terms of the transaction; (3) the importance of the transaction to the related person; (4) the importance of the transaction to the Company; (5) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and (6) any other matters the Audit Committee deems appropriate.

Relationship with Vornado

As of March 23, 2026, Vornado owned approximately 32% of the Company’s outstanding Shares. We are managed by, and our properties are leased and developed by, Vornado, pursuant to the agreements described below, which expire in March of each year and are automatically renewable.

Steven Roth is the Chairman of the Board, Chief Executive Officer and a director of the Company, the Managing General Partner of Interstate, the Chairman of the Board of Trustees of Vornado and its Chief Executive Officer. As of March 23, 2026, Mr. Roth, Interstate and its two other general partners, David Mandelbaum and Russell B. Wight, Jr. (who are also directors of the Company and trustees of Vornado) owned, in the aggregate, approximately 26% of the outstanding Shares of the Company, and approximately 7% of the outstanding common shares of beneficial interest of Vornado. Gary Hansen, our Chief Financial Officer, is a Senior Vice President of Vornado. Of our other directors, Ms. Silverstein was an employee of Vornado until 2015, and Ms. Puri serves as a trustee of Vornado.

Management and Development Agreements

Pursuant to our management and development agreement with Vornado, we pay Vornado an annual management fee equal to the sum of (i) $2,800,000, (ii) 2% of gross revenue from the Rego Park II shopping center, (iii) $0.50 per square foot of the tenant-occupied office and retail space at 731 Lexington Avenue and (iv) $387,000, escalating at 3% per annum, for managing the common area of 731 Lexington Avenue. Vornado is also entitled to a development fee of 6% of development costs, as defined.

Leasing and Other Agreements

Vornado also provides us with leasing services for a fee of 3% of rent for the first ten years of a lease term, 2% of rent for the eleventh through the twentieth year of a lease term, and 1% of rent for the twenty-first through thirtieth year of a lease term, subject to the payment of rents by tenants. Under the agreements in effect prior to May 1, 2024, in the event third-party real estate brokers are used, the fees to Vornado increased by 1% and Vornado was responsible for the fees to the third-party real estate brokers (“third-Party Lease Commissions”). On May 1, 2024, our Board of Directors approved amendments to the leasing agreements, subject to applicable lender consents, pursuant to which we are responsible for any Third-Party Lease Commissions and, in such circumstances, Vornado’s fee is one-third of the applicable Third-Party Lease Commission.

Vornado is also entitled to a commission upon the sale of any of our assets equal to 3% of gross proceeds, as defined, for asset sales less than $50,000,000 and 1% of gross proceeds, as defined, for asset sales of $50,000,000 or more.

We also have agreements with Building Maintenance Services, a wholly owned subsidiary of Vornado, to supervise (i) cleaning, engineering and security services at our Lexington Avenue property and (ii) security services at our Rego Park I and Rego Park II properties and The Alexander apartment tower. In addition, we have an agreement with a wholly owned subsidiary of Vornado to manage the parking garages at our Rego Park I and Rego Park II properties.

During the year ended December 31, 2025, we incurred $2,800,000 in management fees, $842,000 in development fees, $697,000 in leasing fees and $5,438,000 in property management and other fees under our agreements with Vornado. As of December 31, 2025, the amounts due to Vornado were $100,000 for leasing fees and $34,000 for development fees.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purposes are to (i) assist the Board of Directors (the “Board of Directors” or the “Board”) of Alexander’s, Inc. (the “Company”) in its oversight of (a) the integrity of the Company’s consolidated financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual Proxy Statement. The function of the Audit Committee is oversight. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as required by the applicable listing standards of the New York Stock Exchange (the “NYSE”), as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Board has also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE and that each of Mses. Puri and Silverstein is an “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee operates pursuant to an Audit Committee Charter.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the establishment and effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Deloitte & Touche LLP, is responsible for planning and carrying out a proper audit of the Company’s annual consolidated financial statements and the effectiveness of our internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), expressing opinions as to the conformity of such consolidated financial statements with accounting principles generally accepted in the United States of America and as to the effectiveness of our internal control over financial reporting.

In performing its oversight role, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB. The Audit Committee has also discussed with the independent registered public accounting firm its independence. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters it deems appropriate.

Based on the reports and discussions described in the preceding paragraph, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2025, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Deloitte & Touche LLP is in fact “independent” or the effectiveness of the Company’s internal controls.

MANDAKINI PURI

THOMAS R. DIBENEDETTO

WENDY A. SILVERSTEIN

PROPOSAL 2: TO APPROVE THE 2026 OMNIBUS STOCK PLAN

The Board is asking the Company’s stockholders to approve the 2026 Omnibus Stock Plan of Alexander’s, Inc. (the “2026 Plan”). The 2026 Plan is intended to supersede and replace the Company’s 2016 Omnibus Stock Plan (the “2016 Plan”) currently in effect and the allocation of shares thereunder. If the 2026 Plan is approved, upon such approval, no additional awards will be made under the 2016 Plan but the terms and conditions of any outstanding awards granted under the 2016 Plan will not be affected. If the 2026 Plan is not approved by stockholders, the 2016 Plan will remain in full force and effect in accordance with its terms and conditions.

The Board and the Compensation Committee have determined that it is in the best interests of the Company and its stockholders to adopt the 2026 Plan. Therefore, the Board urges you to vote to approve the 2026 Plan. Approval of the adoption of the 2026 Plan requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting, assuming a quorum is present. Abstentions, any proxy marked “withhold authority” and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum.

A copy of the full text of the 2026 Plan is attached as Annex A to this proxy statement and the summary below of the 2026 Plan is qualified in its entirety by reference to the text of the 2026 Plan.

SUMMARY OF THE 2026 OMNIBUS STOCK PLAN

Purpose

The purpose of the 2026 Plan is to promote the financial interests of the Company, including its growth and performance, by encouraging employees, officers and non-employee directors of the Company and its subsidiaries, employees and non-employee directors or trustees of Vornado and its subsidiaries or any other person or entity providing services to the Company as may be designated by the Committee (as defined below) from time to time (collectively “Eligible Persons”) to acquire an equity-related interest in the Company, thereby enhancing its ability to attract and retain persons of outstanding ability and providing such persons with a way to acquire or increase their proprietary interest in the Company’s success, and aligning their interests with those of the stockholders of the Company.

Overview

Under the 2026 Plan, Eligible Persons may be granted awards of stock options (either incentive stock options within the meaning of Section 422 of the Internal Revenue Code, as amended (the “Code”) or non-qualified stock options), stock appreciation rights, restricted stock units, performance share awards, restricted share awards and other share-based awards (the “Awards”). Awards may provide the Eligible Persons who will be participants in the 2026 Plan (the “Participants”) with dividends or dividend equivalents, and performance share awards, restricted share awards and other share-based awards granted in the form of Shares may provide the Participant with voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), in each case as set forth in the applicable award agreement. The 2026 Plan will be administered by a Committee (as defined below), which will be authorized to select Eligible Persons to receive Awards, determine the type of Awards to be made, determine the number of Shares (as defined below) or share units subject to any Award and the other terms and conditions of such Awards.

Shares Available for Grant Under the 2026 Plan

Subject to adjustment (as described below), the number of Shares that will be available for issuance under the 2026 Plan will not exceed 500,000, which includes 477,121 Shares remaining under the 2016 Plan as of the date of this proxy statement. Awards granted under the 2026 Plan will reduce the available Shares under the 2026 Plan by the number of Shares with respect to which the Awards are made; provided that Shares subject to an Award that expires unexercised, or that are forfeited, terminated or canceled, in whole or in part, will again be available for grant under the 2026 Plan; and, provided, further, that an Award that may be settled only in cash will not reduce the available Shares under the 2026 Plan. No Participant who is a non-employee director of the Company, Vornado or any of their respective subsidiaries shall be granted during any one year period, options to purchase Shares and stock appreciation rights with respect to more than 300,000 Shares in the aggregate or any other Awards with respect to more 300,000 Shares in the aggregate, subject to adjustment (as described below). Notwithstanding anything to the contrary contained in the 2026 Plan, Shares subject to an Award under the 2026 Plan will not again be made available for issuance or delivery under the 2026 Plan if such Shares are (i) Shares tendered in payment of an option, (ii) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (iii) Shares covered by a stock-settled stock appreciation right or other Awards that were not issued upon the settlement of the Award. The Shares issued under the 2026 Plan may be authorized and unissued Shares or treasury Shares, as the Company may from time to time determine.

Administration

The 2026 Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”) or by such other committee comprised of no fewer than two members of the Board as may be selected by the Board from time to time (in each case, the “Committee”). Unless otherwise determined by the Committee, each member of the Committee will be a member of the Board, and the Committee will meet the requirements of Section 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all other applicable rules and regulations, including any “independence” requirements under any applicable stock exchange (in each case as amended or superseded from time to time); provided, however, that if any Committee member is found not to have met the qualification requirements of Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee will not be invalidated by such failure to so qualify. A majority of the Committee will constitute a quorum, and the acts of a majority will be the acts of the Committee. Notwithstanding anything to the contrary contained in the 2026 Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the 2026 Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein, and all references to the “Committee” shall include the Board acting on behalf of the Committee.

Subject to the provisions of the 2026 Plan, the Committee will select the Eligible Persons who will be participants in the 2026 Plan (the “Participants”). The Committee will determine the type of Awards to be made to Participants and determine the Shares or share units subject to Awards, and have the authority to interpret the 2026 Plan, to establish, amend, and rescind any rules and regulations relating to the 2026 Plan, to determine the terms (including, without limitation, the exercise price and vesting provisions) and provisions of any award agreements entered into under the 2026 Plan and to make all other determinations necessary or advisable for the administration of the 2026 Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the 2026 Plan or in any Award in the manner and to the extent it deems desirable to carry it into effect. The determinations of the Committee in its administration of the 2026 Plan will be final, conclusive and binding on the Company and the Participants.

The Committee’s determinations under the 2026 Plan and Awards under the 2026 need not be uniform and may be made by it selectively among Eligible Persons who receive, or are eligible to receive awards under the 2026 Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under award agreements as to (a) the persons to receive awards and (b) the provisions of the Awards.

Adjustment of and Changes in Shares

In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, extraordinary cash dividend, reclassification, recapitalization, reorganization, merger, consolidation, split up, spinoff, combination or exchange of Shares or other corporate change, or any distributions to the Company’s stockholders other than regular cash dividends, the Committee will make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Shares or other securities issued or reserved for issuance pursuant to the 2026 Plan and to outstanding Awards; provided, however, that such substitution or adjustment shall be required if the Committee determines that such action could cause an Award to fail to satisfy the conditions of an applicable exception from the requirements of Code Section 409A (as defined below) or otherwise could subject a Participant to additional tax imposed under Code Section 409A in respect of an outstanding Award; and further provided that no Participant shall have the right to require the Committee to make any adjustment or substitution under the 2026 Plan or have any claim or right whatsoever against the Company or any of its subsidiaries or affiliates or any of their respective trustees, directors, officers or employees in respect of any action taken or not taken under the 2026 Plan.

Eligibility

All Eligible Persons will be eligible to be Participants under the 2026 Plan. As of December 31, 2025, approximately 103 Company employees, approximately 10 consultants or other service providers to Company and 420 Vornado employees are, in each case, eligible to participate in the 2026 Plan.

Transfer Restrictions

The Awards will not be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant will be subject to any lien, obligation or liability of the Participant. Notwithstanding the foregoing, the Committee may determine, at the time of grant or thereafter, that an Award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Code) is transferable by the Participant to such Participant’s immediate family members (or trusts, partnerships, or limited liability companies established for such immediate family members). Such transferees may transfer an Award only by will or the laws of descent or distribution. An Award transferred pursuant to the 2026 Plan will remain subject to the provisions of the 2026 Plan and the applicable award agreement, and will be subject to such other rules as the Committee will determine. Upon transfer of a stock option, any related stock appreciation right will be canceled. Except in the case of a holder’s incapacity, an Award will be exercisable only by the holder thereof.

Effective Date, Term, Amendment and Termination

The 2026 Plan will become effective on May 21, 2026, subject to the approval of the Company’s stockholders at the Company’s 2026 annual meeting. If such approval is not obtained, the 2026 Plan and any Awards made thereunder will be void ab initio. Subject to earlier termination (as described below), the 2026 Plan will have a term of ten years from its effective date; provided, however, that all Awards made under the 2026 Plan before its termination, and the Committee’s authority to administer the terms of such Awards, will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the 2026 Plan and the applicable award agreements.

The Committee may amend or terminate the 2026 Plan or any portion of the 2026 Plan from time to time, provided that (i) no amendment will be made that materially and adversely alters or impairs the rights of a Participant with respect to any Award previously made under the 2026 Plan without the consent of the holder thereof and (ii) no amendment will be made without stockholder approval if such amendment (a) would increase the maximum aggregate number of Shares that may be issued under the 2026 Plan (other than pursuant to the adjustment provisions contained therein), (b) would materially expand the class of service providers eligible to participate, (c) would result in a material increase in the benefits accrued to Participants under the 2026 Plan, (d) would reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other Awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights (other than pursuant to adjustment provisions contained in the 2026 Plan) or (e) requires stockholder approval to comply with any applicable laws, regulations or rules, including the rules of a securities exchange or self-regulatory agency.

Award Agreement and Types of Awards

Each Award under the 2026 Plan will be evidenced by an award agreement setting forth the terms and conditions, as determined by the Committee, which will apply to such Award, in addition to the terms and conditions specified in the 2026 Plan. The Committee may specify in an award agreement that the Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award or such other provisions that the Committee determines in its sole discretion to be appropriate. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the award agreement or otherwise applicable to the Participant, a termination of the Participant’s employment for “cause” (as defined in an employment agreement or Company policy applicable to the Participant), or other conduct by the Participant that is detrimental to the business or reputation of the Company, Vornado and/or each of their respective subsidiaries or affiliates.

Stock Options

Stock options may be either incentive stock options or nonqualified stock options; provided that only employees of the Company and its “parent corporations” and “subsidiary corporations” within the meaning of Section 424 of the Code will be eligible to be granted incentive stock options. The terms of any incentive stock options will comply with the provisions of Section 422 of the Code. The Committee will establish the option price at the time each stock option is granted, which price will not be less than 100% of the Fair Market Value (as defined below) of the Shares on the date of grant. Stock options will be exercisable for such period as specified by the Committee, but in no event may options be exercisable more than ten years after their date of grant.

The option price of each Share as to which a stock option is exercised will be paid in full at the time of such exercise. Except as set forth in the applicable award agreement, such payment will be made (i) in cash, (ii) by tender of unrestricted Shares owned by the Participant (valued at Fair Market Value as of the date of exercise), (iii) by withholding by the Company of Shares subject to the stock option or a “cashless” exercise program established with a broker (valued at Fair Market Value as of the date of exercise) or (iv) in such other consideration or by such other mechanism as the Committee deems appropriate, or by a combination of any of the foregoing.

For purposes of the 2026 Plan, unless determined as otherwise specified in the 2026 Plan, “Fair Market Value” means, (i) with respect to a Share that is granted, the average of the high and the low prices reported for the Shares on the applicable date as reported on the New York Stock Exchange (or another applicable stock exchange), (ii) with respect to a Share that is surrendered or applied towards withholding in connection with exercise, the closing price reported for the Shares on the applicable date as reported on the New York Stock Exchange (or another applicable stock exchange), or (iii) the value as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Code Section 409A. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately following the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company. Notwithstanding the foregoing, the Committee may make all determinations necessary or advisable from time to time as the Committee deems appropriate in administering this provision of the 2026 Plan.

Upon the grant or exercise of an incentive stock option, no income will be recognized by the optionee for Federal income tax purposes, and the Company will not be entitled to any deduction. If the Shares acquired upon exercise are not disposed of within the one-year period beginning on the date of the transfer of the Shares to the optionee, nor within the two-year period beginning on the date of the grant of the option, any gain or loss realized by the optionee upon the disposition of such Shares will be taxed as capital gain or loss. In such event, no deduction will be allowed to the Company. If the Shares are disposed of within the one-year or two-year periods referred to above, the excess of the Fair Market Value of the Shares on the date of exercise (or, if less, the Fair Market Value on the date of disposition) over the exercise price will be taxable as ordinary income to the optionee at the time of disposition (and will be subject to FICA (Social Security and Medicare) tax in respect of such amounts), and the Company will be entitled to a corresponding deduction. The amount by which the Fair Market Value of Shares at the time of exercise of an incentive stock option exceeds the option price will constitute an item of tax preference that subjects the optionee to the alternative minimum tax. Whether the optionee will be subject to such tax depends on the facts and circumstances applicable to the individual.

Upon the grant of a non-qualified option, no income will be realized by the optionee, and the Company will not be entitled to any deduction. Upon the exercise of such an option, the amount by which the Fair Market Value of the Shares at the time of exercise of the option exceeds the exercise price will be taxed as ordinary income to the optionee (and will be subject to FICA tax in respect of such amounts) and the Company will be entitled to a corresponding deduction.

Stock Appreciation Rights

Stock appreciation rights entitle the holder to receive from the Company, upon exercise, an amount equal to the amount by which the Fair Market Value of a Share subject to the stock appreciation right exceeds, on the date of exercise, the grant price, which price may not be less than 100% of the Fair Market Value of Shares subject to such Award on the date of grant of the stock appreciation right. Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option or may be freestanding and unrelated to a stock option and may not be exercised earlier than six months after grant except in the event of the holder’s death or disability. The Committee is authorized to determine whether a stock appreciation right will be settled in cash, Shares or a combination of cash and Shares.

Upon the grant of a stock appreciation right, no income will be realized by the holder and the Company will not be entitled to any deduction. Upon the exercise of a stock appreciation right, the amount by which the Fair Market Value of the Shares at the time of exercise exceeds the grant price will be taxed as ordinary income to the optionee (and will be subject to FICA tax in respect of such amounts) and the Company will be entitled to a corresponding deduction.

Restricted Share Awards

Restricted share awards consist of a grant of actual Shares or share units having a value equal to an identical number of Shares. The employment conditions, the length of the period for vesting, any applicable performance conditions and length of the performance period and the length of any applicable period of deferral of restricted share awards will be established by the Committee at the time of grant. The Committee, in its sole discretion, will determine whether restricted share awards granted in the form of share units will be paid in cash, Shares, or a combination of cash and Shares. Upon grant of a restricted share award, no income will be realized by the holder, unless such Participant makes a Section 83(b) under the Code (“Section 83(b) Election”). Upon the vesting date or payment of a restricted share award, the holder of the award will recognize ordinary income in the amount of the Fair Market Value of the Shares and/or cash received (less any amount such holder may have paid for the Shares), and the Company generally will be entitled to a deduction equal to the amount of income recognized by such Participant. If any dividends are paid on such common shares prior to the vesting date, they will be included in a holder’s income during the restricted period as additional compensation (and not as dividend income).

A holder may elect (within 30 days of the date of grant) to recognize immediately, ordinary income (as well as FICA tax), on the Fair Market Value of restricted Shares (less any amount paid for the Shares) on the date of grant, without regard to applicable forfeiture conditions and transfer restrictions. This election is referred to as a Section 83(b) Election. If a holder makes this election, the holding period will begin the day after the date of grant, dividends paid on the Shares will be subject to the normal rules regarding distributions on stock and no additional income will be recognized by such holder upon the vesting date. However, if a holder forfeits the restricted Shares before the vesting date, no deduction or capital loss will be available to that holder in excess of any amount paid for the Shares (even though the holder previously recognized income with respect to such forfeited Shares). In the event that the Shares are forfeited by such holder, the Company generally will include in its income the amount of its original deduction.

Restricted Stock Units

A restricted stock unit is an unfunded and unsecured promise to deliver Shares in accordance with the terms of the applicable award agreement. Upon grant, a recipient of a restricted stock unit (whether time-vested or subject to employment conditions or subject to achievement of performance conditions) will not be subject to income taxation. Instead, the holder will be subject to income tax at ordinary rates on the Fair Market Value of a Share (or the amount of cash) received on the date of delivery, and the Company generally will be entitled to a deduction equal to the amount of income recognized by such Participant. The recipient will be subject to FICA tax at the time any portion of such Award is deemed vested for FICA purposes.

Other Share-Based Awards

Other share-based awards that are valued in whole or in part by reference to or otherwise based on Shares, may be granted in such form and with such terms and provisions as the Committee determines to be consistent with the interests of the Company and the purpose of the 2026 Plan, including, without limitation, shares of any subsidiary or similar interests or securities that are directly or indirectly convertible for Shares or that are otherwise based on or have a value determined by reference to Shares.

Clawback/Forfeiture

Awards granted under the 2026 Plan will be subject to the requirement that the Awards be forfeited or repaid to the Company after they have been distributed to the Participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by (A) any clawback or recapture policy adopted by the Company from time to time or (B) any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

New Plan Benefits

Because Awards under the 2026 Plan are made on a discretionary basis by the Committee, it is not possible to determine the benefits that will be received by any individual Participant or group of Participants in the future. Each officer or director of the Company could be granted Awards under the 2026 Plan. Information on our most recent equity awards to officers and directors is set forth under “Executive Compensation” and under “Compensation of Directors,” respectively.

The Awards granted for 2025, each of which would not have changed if the 2026 Plan had been in place instead of the 2016 Plan, were as follows:

Name and Position	Dollar Value ($)(1)	Number of Units(2)

Steven Roth, Chairman and Chief Executive Officer	56,250	346

Thomas R. DiBenedetto, Director	56,250	346

David Mandelbaum, Director	56,250	346

Mandakini Puri, Director	56,250	346

Wendy A. Silverstein, Director	56,250	346

Arthur I. Sonnenblick, Director	56,250	346

(1)

The amounts presented in this column represent the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted in 2025. The grant date fair value is the amount expensed in our consolidated financial statements. These amounts differ from that set forth in the introductory paragraph above, which is based on the market price of our Shares on the date of grant, due to restrictions on transferability of the awards. For additional information refer to footnote 8 of our consolidated financial statements included in our Annual Report on Form 10-k for the year ended December 31, 2025, as filed with the SEC.

(2)

On May 22, 2025, each of our directors, including Mr. Roth, was granted 346 Deferred Stock Units. The Deferred Stock Units fully vested on the date of grant and represent the right to receive Shares on a one-for-one basis; however, the Deferred Stock Units may not be settled in Shares or transferred until the departure of the applicable director from our Board or until a later date selected by the director. Dividends are payable on Deferred Stock Units.

Section 409A of the Code

The 2026 Plan and Awards granted under the 2026 Plan are intended to comply with Section 409A of the Code (including any amendments or successor provisions to that Section and any regulations and other administrative guidance thereunder, in each case as they, from time to time, may be amended or interpreted through further administrative guidance, collectively “Code Section 409A”), including the requirements applicable to, or the conditions for exemption from treatment as, “deferred compensation” as defined under Code Section 409A, whether by reason of short-term deferral treatment or other exceptions or provisions. Accordingly, to the maximum extent permitted, the 2026 Plan and Awards shall be interpreted and administered to be in compliance with Code Section 409A.

Any payments or deliveries described in the 2026 Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise, or, in order to permit all applicable conditions or restrictions on delivery to be satisfied, the Committee elects, pursuant to Reg. 1.409A-1(b)(4)(i)(D) or otherwise as may be permitted in accordance with Section 409A, to delay payment or delivery to a later date within the same calendar year or to such later date as may be permitted under Section 409A, including Reg. 1.409A-3(d).

Without limiting the generality of the foregoing, if and to the extent that any award made under the 2026 Plan is determined by the Company to constitute “deferred compensation” subject to Code Section 409A then, any payment or delivery due in respect of an Award by reason of the Participant’s termination of employment or service, then (i) such payment, delivery or benefit shall be made or provided to the Participant only upon a “separation from service” as defined for purposes of Code Section 409A under applicable regulations and (ii) if the Participant is a “specified employee” (within the meaning of Code Section 409A and as determined by the Company), such payment, delivery or benefit shall not be made or provided before the date that is six months after the date of the Participant’s separation from service (or the Participant’s earlier death).

If the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment. If the Award includes dividend equivalents, the Participant’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award.

Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Code Section 409A and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

Rights as Stockholders

Except as provided above, a Participant will have no rights as a stockholder with respect to any Shares issuable upon exercise of any Award under the 2026 Plan until the Participant (or the Participant’s nominee) becomes the holder of record of such Shares and, subject to the adjustment provisions, no adjustment will be made for dividends or distributions or other rights in respect of any Share for which the record date is prior to the date on which the Participant becomes the holder of record thereof.

Choice of Law

The law of the State of New York will govern all questions concerning the construction, validity and interpretation of the 2026 Plan, without regard to such state’s conflict of law rules.

The Board of Directors unanimously recommends that you mark your proxy “FOR” the approval of the 2026 Omnibus Stock Plan.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis section appearing earlier in this Proxy Statement describes our executive compensation and the compensation decisions made by the Compensation Committee in 2025 with respect to our Chief Executive Officer and Chief Financial Officer named in the Summary Compensation Table (who we refer to as the “Named Executive Officers”). The Board of Directors is asking stockholders to cast a non-binding advisory vote on the following resolution:

Advisory Vote on Executive Compensation

The Company has a Compensation Committee consisting of Ms. Silverstein and Mr. DiBenedetto. There are no interlocking relationships involving the Company’s Board, which require disclosure under the executive compensation rules of the SEC.

Proposal: That the stockholders of Alexander’s, Inc. (the “Company”) approve, in a non-binding resolution, the compensation of the Company’s Named Executive Officers listed in the Summary Compensation Table, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables).

Supporting Statement: We describe our Named Executive Officers compensation in the Compensation Discussion and Analysis section of this Proxy Statement. The Board is asking stockholders to support this proposal. While the advisory vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will take into account the outcome of the vote when considering future compensation decisions for our Named Executive Officers.

The Board of Directors unanimously recommends a vote “FOR” the advisory resolution on executive compensation for our Named Executive Officers.

The affirmative vote of a majority of all the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is necessary for approval of this proposal. Abstentions, any proxy marked “withhold authority” and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Stockholder approval of this proposal will not be binding upon the Board of Directors.

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, limitation of services and other regulations affecting the audit engagement process substantially assist in supporting auditor independence. As a matter of good corporate governance, the Audit Committee has chosen to submit its selection to stockholders for ratification. In the event that this selection of a registered public accounting firm is not ratified by a majority of the votes cast at the Annual Meeting, the Audit Committee will review its future selection of a registered public accounting firm but will retain all rights of selection.

We expect that representatives of Deloitte Entities will be present at the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Deloitte Entities for the years ended December 31, 2025 and 2024 for professional services rendered for the audits of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K, for the reviews of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933 and the Exchange Act during those fiscal years were $560,000 and $529,000, respectively.

Audit-Related Fees

The aggregate fees billed by Deloitte Entities for the years ended December 31, 2025 and 2024 for professional services rendered that are related to the performance of the audits or reviews of the Company’s consolidated financial statements which are not reported above under “Audit Fees” were $95,000 and $99,000, respectively. “Audit-Related Fees” include fees for stand-alone audits of certain subsidiaries.

Tax Fees

The aggregate fees billed by Deloitte Entities for the years ended December 31, 2025 and 2024 for professional services rendered for tax compliance, advice and planning were $36,000 and $47,000, respectively. “Tax Fees” include, but are not limited to, fees for tax consultations regarding return preparation and REIT tax law compliance.

All Other Fees

There were no other fees billed by Deloitte Entities for the years ended December 31, 2025 and 2024 for professional services rendered other than those described above.

Pre-approval Policies and Procedures

In May 2003, the Audit Committee established the following policies and procedures for approving all professional services rendered by Deloitte Entities. The Audit Committee generally reviews and approves engagement letters for the services described above under “Audit Fees” before the provision of those services commences. For all other services, the Audit Committee has detailed policies and procedures pursuant to which it has pre-approved the use of Deloitte Entities for specific services for which the Audit Committee has set an aggregate quarterly limit of $50,000 on the amount of services that Deloitte Entities can provide to the Company. Any services not specified that exceed the quarterly limit, or would cause the amount of total other services provided by Deloitte Entities to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires management to provide it with regular quarterly reports of the amount of services provided by Deloitte Entities. Since the adoption of such policies and procedures, all such fees were approved by the Audit Committee in accordance therewith.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.

The affirmative vote of a majority of all the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is necessary for approval of this proposal. Abstentions and any proxy marked “withhold authority” will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. This proposal is considered a routine matter where brokers are permitted to vote your shares held by them in their discretion in the event that they do not receive voting instructions from you.

INCORPORATION BY REFERENCE

To the extent this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Exchange Act, each as amended, the sections entitled “Compensation Committee Report on Executive Compensation.” “Report of the Audit Committee” and “Pay Versus Performance Disclosure” (to the extent permitted by the rules of the SEC) will not be incorporated unless provided otherwise in such filing.

ADDITIONAL MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of the individuals named in the attached proxy to vote said proxy in accordance with their discretion on such matters.

PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE

We have established procedures whereby stockholders may authorize their proxies via the Internet or by telephone. You may also authorize your proxy by mail. Please see the proxy card accompanying this Proxy Statement for specific instructions on how to authorize your proxy by any of these methods.

Proxies authorized via the Internet or by telephone must be received by 11:59 P.M., New York City time, on Wednesday, May 20, 2026. Authorizing your proxy via the Internet or by telephone will not affect the right to revoke your proxy should you decide to do so.

The Internet and telephone proxy authorization procedures are designed to authenticate stockholders’ identities and to allow stockholders to give their voting instructions and confirm that stockholders’ instructions have been recorded properly. The Company has been advised that the Internet and telephone proxy authorization procedures that have been made available are consistent with the requirements of applicable law. Stockholders authorizing their proxies via the Internet or by telephone should understand that there may be costs associated with voting in these manners, such as charges for Internet access providers and telephone companies that must be borne by the stockholder.

HOUSEHOLDING

If you are a beneficial owner, your bank or broker may deliver a single Proxy Statement and Annual Report, along with individual proxy cards, or individual Notices of Internet Availability to any household at which two or more shareholders reside unless contrary instructions have been received from you. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses. Shareholders may revoke their consent to future householding mailings, enroll in householding or request a separate set of proxy materials for this year’s Annual Meeting, by contacting the Company at Alexander’s, Inc., Attn: Secretary, 888 Seventh Avenue, New York, NY 10019.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

The Bylaws of the Company provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the preceding year’s Annual Meeting, and the stockholder must comply with the other requirements of our Bylaws and the rules and regulations of the SEC. As a result, any notice given by or on behalf of a stockholder pursuant to the provisions of our Bylaws must be delivered to the Secretary of the Company at 888 Seventh Avenue, New York, NY 10019 between December 22, 2026 and January 21, 2027.

Stockholders interested in presenting a proposal for inclusion in the Proxy Statement for the Company’s Annual Meeting of Stockholders in 2027 may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received at our office at 888 Seventh Avenue, New York, NY 10019, Attention: Secretary, not later than December 8, 2026.

In order to be eligible for inclusion in our 2027 proxy statement, any matter so submitted, including stockholder proposals for candidates for nomination for election to the Board, must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8 of the Exchange Act, and comply with the provisions of our Bylaws and be submitted in writing to the Secretary at the principal executive offices.

In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 Annual Meeting must comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Persons wishing to contact members of the Audit Committee, or otherwise contact independent members of the Board, may do so by calling (866) 233-4238. Messages will be forwarded to a member of the Audit Committee and to members of the Company’s senior management. Such messages will be forwarded on a confidential basis unless the contacting person provides a return address in his or her message. This means of contact should not be used for solicitations or communications with the Company of a general nature.

By Order of the Board of Directors,

Steven J. Borenstein

Secretary

April 7, 2026

It is important that proxies be returned promptly. Please authorize your proxy over the Internet, by telephone or by requesting, executing and returning a proxy card.

Annex A

ALEXANDER’S, INC.

2026 OMNIBUS STOCK PLAN

1. Purpose

The purpose of the Alexander’s, Inc. 2026 Omnibus Stock Plan (the “Plan”) is to promote the financial interests of Alexander’s, Inc. (the “Company”), including its growth and performance, by encouraging the employees, officers and non-employee directors of the Company and its subsidiaries, employees and non-employee directors of Vornado Realty Trust (“Vornado”) and its subsidiaries and such other persons or entities providing services to the Company as may be designated by the Committee (as defined below) from time to time (collectively, “Eligible Persons”) to acquire an ownership interest in the Company, thereby enhancing the ability of the Company and its subsidiaries to attract and retain persons of outstanding ability, and providing such persons with a way to acquire a proprietary interest (or increase their interest) in the Company’s success, thereby aligning their interests with those of the shareholders of the Company.

The Plan replaces the Alexander’s, Inc. 2016 Omnibus Stock Plan (the “Predecessor Plan”) for awards granted on or after the Effective Date (as defined in Section 19), but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding grants under the Predecessor Plan prior to the Effective Date.

2. Shares Subject to the Plan

Subject to adjustment as provided in Section 16, the number of shares of Common Stock, par value $1.00 per share, of the Company (the “Shares”) which shall be available for issuance under the Plan shall not exceed 500,000, which includes 477,121 Shares remaining under the Predecessor Plan as of May 21, 2026. Awards (as defined below) granted under the Plan shall reduce the available Shares under the Plan by the number of Shares with respect to which the Awards are made; provided that Shares subject to an Award that expires unexercised, that is forfeited, terminated or canceled, in whole or in part, shall again be available for grant under the Plan; and, provided, further, that an Award that may be settled only in cash shall not reduce the available Shares under the Plan. No Participant (as defined below) who is a non-employee director of the Company, Vornado or any of their respective subsidiaries shall be granted during any one year period, options to purchase Shares and stock appreciation rights with respect to more than 300,000 Shares in the aggregate or any other Awards with respect to more 300,000 Shares in the aggregate, subject to adjustment as provided in Section 16. Notwithstanding anything to the contrary contained herein: Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (a) Shares tendered in payment of an option, (b) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) Shares covered by a stock-settled stock appreciation right or other Awards that were not issued upon the settlement of the Award. The maximum aggregate number of Shares that may be granted under the Plan, as set forth in this Section 2, shall be cumulatively increased from time to time by the number of Shares subject to, or acquired pursuant to, that portion of any award granted under the Predecessor Plan and outstanding as of the Effective Date that, on or after the Effective Date, expires unexercised, that is forfeited, terminated or cancelled, in whole or in part, or is paid in cash in lieu of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to the exercise of incentive stock options within the meaning of Section 422 of the Code shall not exceed 500,000 Shares (as adjusted pursuant to the provisions of Section 16).

The Shares issued under the Plan may be authorized and unissued Shares or treasury Shares, as the Company may from time to time determine.

3. Administration

The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”) or by such other committee comprised of no fewer than two members of the Board as may be selected by the Board from time to time (in each case, the “Committee”). Each member of the Committee shall be a member of the Board, which Committee, unless otherwise determined by the Committee, shall meet the requirements of Section 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and all other applicable rules and regulations, including any “independence” requirements under any applicable stock exchange (in each case as amended or superseded from time to time); provided, however, that, if any Committee member is found not to have met the qualification requirements of Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify. A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein, and all references to the “Committee” shall include the Board acting on behalf of the Committee.

Subject to the provisions of the Plan, the Committee shall select the Eligible Persons who will be participants in the Plan (the “Participants”). The Committee shall (i) determine the type of Awards to be made to Participants and determine the Shares or share units subject to Awards, and (ii) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms (including, without limitation, the exercise price and vesting provisions) and provisions of any award agreements entered into hereunder and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in its administration of the Plan, as described herein, shall be final, conclusive and binding on the Company and the Participants.

The Committee’s determinations under the Plan and awards under the Plan need not be uniform and may be made by it selectively among Eligible Persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under award agreements as to (a) the persons to receive awards and (b) the provisions of awards.

4. Eligibility

All Eligible Persons shall be eligible to be Participants in the Plan.

5. Awards

Awards granted under the Plan may consist of stock options (either incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the “Code”) or non-qualified stock options), stock appreciation rights, restricted stock units, performance share awards, restricted share awards, and other share-based awards (the “Awards”). Awards may provide the Participant with dividends or dividend equivalents and performance share awards, restricted share awards and other share-based awards granted in the form of Shares may provide the Participant with voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), in each case, as set forth in the applicable award agreement.

The Committee may specify in an award agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award or such other provisions that the Committee determines in its sole discretion to be appropriate. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the award agreement or otherwise applicable to the Participant, a termination of the Participant’s employment for “Cause” (as defined in an employment agreement or Company policy applicable to the Participant), or other conduct by the Participant that is detrimental to the business or reputation of the Company, Vornado and/or each of their respective subsidiaries.

6. Stock Options

Stock options may be either incentive stock options or nonqualified stock options; provided that only employees of the Company and its “parent corporations” and “subsidiary corporations” within the meaning of Section 424 of the Code shall be eligible to be granted incentive stock options. The terms of any incentive stock options shall comply with the provisions of Section 422 of the Code. The Committee shall establish the option price at the time each stock option is granted, which price shall not be less than 100% of the Fair Market Value (as defined below) of the Shares on the date of grant. Stock options shall be exercisable for such period as specified by the Committee, but in no event may options be exercisable more than ten years after their date of grant.

The option price of each Share as to which a stock option is exercised shall be paid in full at the time of such exercise. Except as set forth in the applicable award agreement, such payment shall be made (i) in cash, (ii) by tender of unrestricted Shares owned by the Participant (valued at Fair Market Value as of the date of exercise), (iii) by withholding by the Company of Shares subject to the stock option or a “cashless” exercise program established with a broker (valued at Fair Market Value as of the date of exercise), (iv) in such other consideration or by such other mechanism as the Committee deems appropriate, or (v) by a combination of any of the foregoing.

For purposes of the Plan, unless determined as otherwise specified herein, “Fair Market Value” means, (i) with respect to a Share that is granted, the average of the high and the low prices reported for the Shares on the applicable date as reported on the New York Stock Exchange (or another applicable stock exchange), (ii) with respect to a Share that is surrendered or applied towards withholding in connection with exercise, the closing price reported for the Shares on the applicable date as reported on the New York Stock Exchange (or another applicable stock exchange), or (iii) the value as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Code Section 409A (as defined below). For purposes of the grant of any award, the applicable date will be the trading day on which the award is granted or, if the date the award is granted is not a trading day, the trading day immediately following the date the award is granted. For purposes of the exercise of any award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company. Notwithstanding the foregoing, the Committee may make all determinations necessary or advisable from time to time as the Committee deems appropriate in administering this provision of the Plan.

7. Stock Appreciation Rights

Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option. Stock appreciation rights granted in tandem with or in addition to a stock option shall be granted at the same time as the related stock option. The Committee shall establish the grant price of each stock appreciation right granted at the time each such stock appreciation right is granted, which price shall not be less than 100% of the Fair Market Value of the Shares subject to such Award on the date of grant of the stock appreciation right. No stock appreciation right shall be exercisable earlier than six months after grant, except in the event of the Participant’s death or disability. No stock appreciation right shall be exercisable more than ten years after their date of grant. A stock appreciation right shall entitle the Participant to receive from the Company, upon exercise, an amount equal to the increase of the Fair Market Value of the Shares subject to the stock appreciation right over the grant price. The Committee, in its sole discretion, shall determine whether the stock appreciation right shall be settled in cash, Shares or a combination of cash and Shares.

8. Performance Share Awards

Performance share awards may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a performance share award, such certificate shall be registered in the name of the Participant but shall be held by the Company until the time the Shares subject to the Award are earned. The performance conditions and the length of the performance period of performance share awards shall be determined by the Committee. The Committee, in its sole discretion, shall determine whether performance share awards granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.

9. Restricted Share Awards

Restricted share awards may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a restricted share award, such certificate shall be registered in the name of the Participant but shall be held by the Company until the end of the restricted period. The employment conditions, the length of the period for vesting and the length of any applicable period for deferral of restricted share awards shall be established by the Committee at time of grant. The Committee, in its sole discretion, shall determine whether restricted share awards granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.

10. Other Share-Based Awards

Other share-based awards that are valued in whole or in part by reference to or otherwise based on Shares may be granted in such form and with such terms and provisions as the Committee shall determine to be consistent with the interests of the Company and the purpose of the Plan, including, without limitation, shares of any subsidiary or similar interests or securities that are directly or indirectly convertible for Shares or that are otherwise based on or have a value determined by reference to Shares.

11. Clawback/Forfeiture

Awards granted under the Plan will be subject to the requirement that the awards be forfeited or repaid to the Company after they have been distributed to the Participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by (A) any clawback or recapture policy adopted by the Company from time to time or (B) any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

12. Award Agreements

Each Award under the Plan shall be evidenced by an award agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan.

13. Withholding

The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be withheld therefrom. The Committee, in its sole discretion, may permit a Participant to elect to satisfy any such withholding obligation by having the Company retain the number of Shares (rounded up to the nearest whole number unless the Committee determines otherwise) whose Fair Market Value equals the amount required to be withheld, as determined by the Company. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

14. Nontransferability

No Award under the Plan shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Notwithstanding the foregoing, the Committee may determine, at the time of grant or thereafter, that an Award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Code) is transferable by the Participant to such Participant’s immediate family members (or trusts, partnerships, or limited liability companies established for such immediate family members). For this purpose, immediate family member means, except as otherwise defined by the Committee, the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws and persons related by reason of legal adoption. Such transferees may transfer an Award only by will or the laws of descent or distribution. An Award transferred pursuant to this Section 14 shall remain subject to the provisions of the Plan and the applicable award agreement and shall be subject to such other rules as the Committee shall determine. Upon transfer of a stock option, any related stock appreciation right shall be canceled. Except in the case of a holder’s incapacity, an Award shall be exercisable only by the holder thereof.

15. No Right to Employment

No person shall have any claim or right to be granted an Award under the Plan, and the grant of any Award shall not be construed as giving a Participant the right to be retained in the employ of the Company, Vornado or their respective subsidiaries. Further, the Company, Vornado and their respective subsidiaries expressly reserve the right at any time to terminate the employment of any Participant for any reason and free from any liability or any claim under the Plan, except as provided herein or in any award agreement entered into hereunder.

16. Adjustment of and Changes in Shares and Repricing of Options and Stock Appreciation Rights

In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, extraordinary cash dividend, reclassification, recapitalization, reorganization, merger, consolidation, split-up, spinoff, combination or exchange of Shares or other corporate change, or any distributions to the Company’s shareholders other than regular cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and to outstanding Awards; provided, however, that no such substitution or adjustment shall be required if the Committee determines that such action could cause an Award to fail to satisfy the conditions of an applicable exception from the requirements of Code Section 409A (as defined below) or otherwise could subject a Participant to additional tax imposed under Code Section 409A in respect of an outstanding Award; and further provided that no Participant shall have the right to require the Committee to make any adjustment or substitution under this Section 16 or have any claim or right whatsoever against the Company or any of its subsidiaries or affiliates or any of their respective trustees, directors, officer or employees in respect of any action taken or not taken under this Section 16.

17. Amendment; Termination

The Committee may amend or terminate the Plan or any portion thereof from time to time, provided that (i) no amendment shall be made that materially and adversely alters or impairs the rights of a Participant with respect to any Award previously made under the Plan without the consent of the holder thereof and (ii) no amendment shall be made without shareholder approval if such amendment (A) would increase the maximum aggregate number of Shares that may be issued under the Plan (other than pursuant to Section 16), (B) would materially expand the class of service providers eligible to participate in the Plan, (C) would result in a material increase in the benefits accrued to Participants under the Plan, (D) would reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other Awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights (other than pursuant to Section 16) or (E) requires shareholder approval to comply with any applicable laws, regulations or rules, including the rules of a securities exchange or self-regulatory agency.

18. Rights as Shareholders

Except as provided in Section 5, a Participant shall have no rights as a shareholder with respect to any Shares issuable upon exercise of any Award hereunder until the Participant (or the Participant’s nominee) shall have become the holder of record of such Shares and, subject to Section 16, no adjustment shall be made for dividends or distributions or other rights in respect of any Share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

19. Effective Date; Term

The Plan shall be effective as of the date of the approval by the Company’s shareholders at the Company’s 2026 Annual Meeting on May 21, 2026 (the “Effective Date”). If the Plan is not so approved by the shareholders of the Company, then the Plan will be null and void in its entirety. Subject to earlier termination pursuant to Section 17, the Plan shall have a term of ten years from the Effective Date; provided, however, that all Awards made under the Plan before its termination, and the Committee’s authority to administer the terms of such Awards, will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable award agreements.

20. Section 409A of the Code

The Plan and Awards granted under the Plan are intended to comply with Section 409A of the Code (including any amendments or successor provisions to that Section and any regulations and other administrative guidance thereunder, in each case as they, from time to time, may be amended or interpreted through further administrative guidance, collectively “Code Section 409A”), including the requirements applicable to, or the conditions for exemption from treatment as, “deferred compensation” as defined under Code Section 409A, whether by reason of short-term deferral treatment or other exceptions or provisions. Accordingly, to the maximum extent permitted, the Plan and Awards shall be interpreted and administered to be in compliance with Code Section 409A.

Any payments or deliveries described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise, or, in order to permit all applicable conditions or restrictions on delivery to be satisfied, the Committee elects, pursuant to Reg. 1.409A-1(b)(4)(i)(D) or otherwise as may be permitted in accordance with Section 409A, to delay payment or delivery to a later date within the same calendar year or to such later date as may be permitted under Section 409A, including Reg. 1.409A-3(d).

Without limiting the generality of the foregoing, if and to the extent that any award made under the Plan is determined by the Company to constitute “deferred compensation” subject to Code Section 409A then, any payment or delivery due in respect of an Award by reason of the Participant’s termination of employment or service, then (i) such payment, delivery or benefit shall be made or provided to the Participant only upon a “separation from service” as defined for purposes of Code Section 409A under applicable regulations and (ii) if the Participant is a “specified employee” (within the meaning of Code Section 409A and as determined by the Company), such payment, delivery or benefit shall not be made or provided before the date that is six months after the date of the Participant’s separation from service (or the Participant’s earlier death).

If the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment. If the Award includes dividend equivalents, the Participant’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award.

Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Code Section 409A and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

21. Choice of Law

The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

ALEXANDER’S, INC. 210 ROUTE 4 EAST PARAMUS, NJ 07652 w SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ALX2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V88822-P46890 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ALEXANDER’S, INC. For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors ! ! ! Nominees: 01) Thomas R. DiBenedetto 02) Mandakini Puri 03) Russell B. Wight, Jr. The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 2. Approval of the Company’s 2026 Omnibus Stock Plan. 3. Non-Binding Advisory Resolution on Executive Compensation. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain ! ! ! ! ! ! 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V88823-P46890 ALEXANDER’S, INC. This proxy is solicited on behalf of the Board of Directors For the 2026 Annual Meeting of Stockholders May 21, 2026 10:00 A.M., EDT The undersigned stockholder, revoking all prior proxies, hereby appoints Steven Roth and Russell B. Wight, Jr., or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Alexander’s, Inc., a Delaware corporation (the “Company”), to be held on Thursday, May 21, 2026 at 10:00 A.M., EDT, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all postponements or adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement. Receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report is hereby acknowledged. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, (2) “FOR” THE APPROVAL OF THE COMPANY’S 2026 OMNIBUS STOCK PLAN, (3) “FOR” THE NON-BINDING, ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION AND (4) “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side